EXHIBIT 10.7
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           BUSINESS ADVISORY & FINANCIAL CONSULTING SERVICES AGREEMENT

This Business Advisory and Financial Consulting Services Agreement (the "Agreement"), entered into and effective as of the 21st day of April, 2003 by and between Jordan Slatt, 124 Sandringham Drive, North York, Ontatio M3H 1E3 (hereinafter referred to as, "Consultant"), and Doblique, Inc., a Nevada corporation (hereinafter referred to as, "Client") (collectively referred to herein as the "Parties").

Preliminary Statement: The Client desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant's experience, skills, abilities, knowledge, and background to facilitate long range strategic planning, and to advise the Client in business and/or financial and merger/acquisition matters and is therefore willing to engage Consultant upon the terms and conditions set forth herein. Consultant desires to be assured, and Client desires to assure Consultant, that, if Consultant associates with Client and allocates its resources necessary to provide Client with its business advisory and consulting services, Consultant will be paid the consideration described herein and said consideration will be nonrefundable, regardless of the circumstances.

Consultant agrees to be engaged and retained by Client upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Engagement. Client hereby engages Consultant on a non-exclusive basis, and Consultant hereby accepts the engagement to become a business and financial Consultant to Client and to render such advice, consultation, information, and services to the Directors and/or Officers of Client regarding general financial and business matters including, but not limited to the following:

1.1 Advice and Counsel. Consultant will provide advice and counsel regarding Client's strategic business plans, strategy and negotiations with potential business strategic partnering, corporate planning and or other general business consulting needs as expressed by Client.

            Consultant will review and assess various financing strategies and solutions with Client. Consultant will help Client determine desirable financing amounts, terms, and structure. Consultant will assist Client in determining Client's proper capital structure. The services which are contemplated under this Agreement shall not relate in any way to the offer or sale of securities in any capital-raising transaction and shall not directly or indirectly promote or maintain a market for the Client's securities. None of the services contemplated under this Agreement shall relate in any way to the raising of capital, promotion of the Client's securities or investor relations.

            Consultant will provide general advice and counsel to Client regarding mergers and acquisitions. At Client's request, Consultant is available to be materially involved in negotiating acquisition terms and structure, and assisting with due diligence and documentation.

            Consultant will assist Client in the development and/or refinement of the strategic growth plan for the next 24 months and related communications materials.

            Consultant will assist Client with corporate governance structure involving Client's Board of Directors and committees. Consultant will also assist with the development and implementation of management and director compensation programs.

1.2 Client and/or Client's Affiliate Transaction Due Diligence. Consultant will participate and assist Client in the due diligence process, where possible, on all proposed financial transactions affecting Client of which Consultant is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).

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1.3   Mergers and Acquisitions. Consultant will provide assistance to Client, as mutually agreed, in introducing and/or assisting Client in identifying, acquiring, merging, and/or divesting on a non-exclusive basis, from time to time, as Consultant deems appropriate in its sole discretion, assisting in due-diligence, recommending transaction terms and providing advice and assistance during negotiations, as needed. It is expressly understood that Consultant shall have no power to bind Client to any contract or transaction obligation.

      Consultant will introduce and/or assist the Client with one or more parties who might be interested in (whether by way of merger, consolidation, asset purchase, technology license, or substantially similar transaction) either, (a) acquiring some or all of Client's assets or, (b) selling some or all of their own assets to Client and/or, (c) entering into some form of strategic alliance with Client. Specifically, Consultant is available to assist Client with the review of target company financials and due diligence, and with the proposed valuation and structure of acquisitions. At Client's request, Consultant will act as Client's agent and sponsor in negotiations with acquisition targets, demonstrating to target companies that Client has the support of Consultant as Client pursues growth and development plans and strategies. Consultant is also available to assist Client with the documentation of transactions, including letters of intent, definitive agreements, and other closing documents.

1.4 Additional Duties. Client and Consultant shall mutually agree, in writing, for any additional duties that Consultant may provide to Client for compensation paid or payable by Client under this Agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

2.    Compensation to Consultant.

2.1 Engagement Fee. As express consideration for Consultant entering into this Agreement, Client shall issue an aggregate of 1,500,000 shares of its common stock, par value $.001 per share (the "Engagement Fee"). When issued, said shares shall be restricted shares, although at the earliest availability, Client shall register such shares with the U.S. Securities and Exchange Commission (the "SEC") on a Form S-8 or a similar registration statement. Such shares shall be issued and delivered to Consultant within ten days of the effective date of this Agreement.

2.2 Expenses. Client shall reimburse Consultant for reasonable expenses incurred in performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that for any expenses over $500, Consultant must receive prior written approval from Client. Such reimbursement shall be payable within seven days of Consultant's invoice.

2.3 Additional Fees. Client and Consultant shall mutually agree upon any additional fees that Client may pay in the future for services rendered by Consultant under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

3. Indemnification. The Client agrees to indemnify and hold harmless Consultant against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by Client or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

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4.    Confidentiality.

4.1   Consultant  and  Client  each  agree  to  keep  confidential  and  provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. Consultant and Client shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through Consultant and Client respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

4.2 Consultant will not, either during its engagement by the Client pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the Client or any of its affiliates in any way acquired or used by Consultant during its engagement by the Client. Confidential information, knowledge or data of the Client and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by Consultant or its representatives. In addition, Consultant shall not perform similar services provided for herein to any person identified by Client as a competitor of the Client.

5.    Miscellaneous Provisions.

5.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of Consultant and Client.

5.2 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.

5.3 Governing Law; Venue. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflict of law doctrine. Client and Consultant agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be the City of Miami, Dade County, Florida.

5.4 Attorneys' Fees and Costs. If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

5.5 Survivability. If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

5.6 Facsimile Signatures. The Parties hereto agree that this Agreement may be executed by facsimile signatures and such signature shall be deemed originals. The Parties further agree that within ten (10) days following the execution of this Agreement, they shall exchange original signature pages.

6. Arbitration. All disputes, controversies, or differences between client, consultant, or any of their officers, directors, legal representatives, attorneys, accountants, agents or employees, or any customer or other person or entity, arising out of, in connection with or as a result of this agreement, shall be resolved through arbitration rather than through litigation. With respect to the arbitration of any dispute, the undersigned hereby acknowledge and agree that:

      A.    Arbitration is final and binding on the parties;

      B. The parties waive their right to seek remedy in court, including their right to jury trial;

      C. Pre-arbitration discovery is generally more limited and different from court proceeding;

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      D.    The  arbitrator's  award is not required to include factual findings or legal reasoning and any party's right of appeal or to seek modification of ruling by the arbitrators is strictly limited;

      E. This arbitration provision is specifically intended to include any and all statutory claims which might be asserted by any party;

      F. Each party hereby agrees to submit the dispute for resolution to the American Arbitration Association in Dade County, Florida within five
            (5) days after receiving a written request to do so from the other party;

      G. If either party fails to submit the dispute to arbitration on request, then the requesting party may commence an arbitration proceeding, but is under no obligation to do so;

      H. Any hearing scheduled after an arbitration is initialed shall take place in the City of Miami, Dade County, Florida;

      I. If either party shall institute a court proceeding in an effort to resist arbitration and be unsuccessful in resisting arbitration or shall unsuccessfully contest the jurisdiction of any arbitration forum located in the City of Miami, Dade County, Florida, over any matter which is the subject of this agreement, the prevailing party shall be entitled to recover from the losing party its legal fees and any out-of-pocket expenses incurred in connection with the defense of such legal proceeding or its efforts to enforce its rights to arbitration as provided for herein;

      J. The parties shall accept the decision of any award as being final and conclusive and agree to abide thereby;

      K. Any decision may be filed with any court as a basis for judgment and execution for collection.

7. Term/Termination. This Agreement is an agreement for the term of twenty four (24) months ending April 30, 2005 and is effective as of the date first written above. Client may terminate this Agreement at any time resulting in a full cancellation of this Agreement and any future obligation of payment by Client or performance by Consultant. Notwithstanding the foregoing, it is expressly agreed by Client that any compensation or shares previously tendered to the Affiliates or Consultant shall not be refundable.

8. Representations, Warrants and Covenants. The Client represents, warrants and covenants to the Consultant as follows:

      The Client has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Client and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Client's Board of Directors and no further authorization shall be necessary on the part of the Client for the performance and consummation by the Client of the transactions which are contemplated by this Agreement.

      The business and operations of the Client have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect the Client or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Client or cause acceleration under any arrangement, agreement or other instrument to which the Client is a party or by which any of its assets are bound. The Client has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

9. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

CLIENT:                                              CONSULTANT:
Doblique, Inc.

/s/ Jack Kachkar                                     /s/ Jordan Slatt
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    Jack Kachkar                                         Jordan Slatt